                                     Rule 497(e) File Nos. 2-90519 and 811-4007

                                                                  Statement of
                                                        Additional Information
                                                             February 28, 2003

                                                As supplemented March 18, 2003

SMITH BARNEY(SM) DIVERSIFIED LARGE CAP GROWTH FUND
SMITH BARNEY(SM) SMALL CAP GROWTH OPPORTUNITIES FUND

(Members of the Smith Barney(SM) Family of Funds)

    Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund (the "funds") are series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                          PAGE

 1. The Trust ............................................................   2
 2. Investment Objectives and Policies ...................................   2
 3. Description of Permitted Investments and Investment Practices ........   3
 4. Investment Restrictions ..............................................  18
 5. Performance Information and Advertising ..............................  19
 6. Determination of Net Asset Value; Valuation of Securities ............  23
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................  24
 8. Management ...........................................................  33
 9. Portfolio Transactions ...............................................  47
10. Description of Shares, Voting Rights and Liabilities .................  48
11. Tax Matters ..........................................................  50
12. Financial Statements .................................................  52

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the funds' separate Prospectuses, dated February 28, 2003, by which shares of the funds are offered. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 49 hereof. These financial statements can be found in each fund's Annual Report to Shareholders. An investor may obtain copies of each fund's Prospectus and Annual Report without charge by calling 1-800-451-2010.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    Smith Barney Trust II is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Diversified Large Cap Growth Fund (the "Large Cap Growth Fund") and Smith Barney Small Cap Growth Opportunities Fund (the "Small Cap Growth Fund"), each of which is a separate series of the Trust. Prior to September 11, 2000, Large Cap Growth Fund was called CitiFunds Large Cap Growth Portfolio, and Small Cap Growth Fund was called CitiFunds Small Cap Growth Portfolio. Prior to March 2, 1998, the Large Cap Growth Fund was called Landmark Equity Fund, and the Small Cap Growth Fund was called Landmark Small Cap Equity Fund. References in this Statement of Additional Information to the "Prospectus" of a fund are to the applicable fund's Prospectus, dated February 28, 2003.

    Each fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Each fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    Smith Barney Fund Management LLC ("SBFM" or the "manager") is the investment manager to each fund. SBFM manages the investments of each fund from day to day in accordance with its investment objectives and policies. The selection of investments for each fund and the way it is managed depends on the conditions and trends in the economy and the financial marketplaces. SBFM also provides certain administrative services to the funds.

    Shares of each fund are continuously sold by Salomon Smith Barney, Inc., each fund's distributor. Shares may be purchased from the funds' distributor, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called "service agents"). The distributor and service agents may receive fees from the funds pursuant to Service Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                    2.  INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each of the Large Cap Growth Fund and the Small Cap Growth Fund is long-term capital growth. Dividend income, if any, is incidental to each of these investment objectives.

    Each fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in each fund's Prospectus concerning the investment policies and techniques of each fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Of course, there can be no assurance that a fund will achieve its objective.

    Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets in securities of companies with large market capitalizations and related investments. Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets in securities of companies with small market capitalizations and related investments. Although these specific investment policies may be changed without shareholder approval, each fund has adopted a policy to provide its shareholders with at least 60 days prior notice of any change in its 80% policy.

    Certain investment restrictions of the funds described below under "Investment Restrictions" are fundamental and cannot be changed with respect to a fund without approval by the investors in the fund.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    A fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the fund's Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

OPTIONS

    The funds may write covered call and put options and purchase call and put options on securities for hedging and non-hedging purposes. Call and put options written by a fund may be covered in the manner set forth below, or a fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

    A call option written by a fund is "covered" if the fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. A put option written by a fund is "covered" if the fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options written by a fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the fund from risk of loss.

    When a fund writes a call option, the fund, in return for a fee, or "premium", agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the fund holds the security in question, the fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the fund realizes a gain or loss equal to the difference between the fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

    A fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. A fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the fund does not hold the underlying security, the fund's loss could be unlimited.

    A fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that a fund plans to purchase. A put option written by the fund gives the holder the right to sell, and, in return for a premium, obligates the fund to buy, a security at the exercise price at any time before the expiration date.

    In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the fund, unless the security later appreciates in value. A fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

    Each fund may purchase options for hedging purposes or to increase the fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit a fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

    Each fund may purchase call options to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. If such increase occurs, the call option will permit the fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the fund and the premium would be lost.

    Call options may also be purchased in order to increase a fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by a fund in closing sale transactions, which are sales by the fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that a fund owns, when a fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Each fund may write (sell) call and put options and purchase call and put options on securities indices. The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

    Each fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the manager or a subadviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. A fund may cover put options on securities indices by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account or by holding a put on the same securities index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Investors should be aware that although a fund will only write call or put options on securities indices that are covered, covering an option does not protect the fund from risk of loss.

    A fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's stock investments. By writing a put option, a fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a fund correlate with changes in the value of the index, writing covered put options on indices will increase the fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

    Each fund may purchase put options on securities indices when the portfolio managers believe that there may be a decline in the prices of the securities covered by the index. The fund will realize a gain if the put option appreciates in excess of the premium paid for the option. If the option does not increase in value, the fund's loss will be limited to the premium paid for the option plus related transaction costs.

    A fund may purchase call options on securities indices to take advantage of an anticipated broad market advance, or an advance in an industry or market segment. A fund will bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. However, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio managers desire that a fund engage in such a transaction.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a fund realizes a gain or loss from purchasing or writing options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a fund of options on securities indices is subject to the portfolio managers' ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities. When a fund purchases or writes securities index options as a hedging technique, the fund's success will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected.

    A fund's purchase or sale of securities index options in an attempt to enhance performance involves speculation and may be very risky and cause losses, which, in the case of call options written, are potentially unlimited.

    The funds may purchase over-the-counter ("OTC") or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation assures that all transactions are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the fund, the fund would lose the premium it paid for the option and the expected benefit of the transaction.

    Listed options may have a liquid market while dealer options have none. Consequently, a fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a fund writes a dealer option, it generally will be able to close out the option prior to the expiration only by entering into a closing purchase transaction with the dealer to which the fund originally sold the option. Although the funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the funds, there can be no assurance that a fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a fund. Until a fund, as an OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the fund may be unable to liquidate a dealer option.

    Each fund may purchase and write options on foreign currencies as more fully described in "Foreign Currency Exchange Transactions" below. Each of the funds may also purchase or write call options on futures contracts as more fully described in "Options on Futures Contracts" below.

    The use of options by the funds may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

FUTURES CONTRACTS

    Each fund may enter into stock index futures contracts for hedging purposes and for nonhedging purposes.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    Futures contracts on individual equity securities continue to be developed and each fund may invest in any such contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

    Each fund may buy and sell stock index futures contracts to attempt to increase investment return, to gain stock market exposure while holding cash available for investments and redemptions, or to protect against a decline in the stock market.

    A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at the price agreed upon when the contract is made. A unit is the current value of the stock index.

    The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the fund will gain $400 (100 units x gain of $4) reduced by transaction costs. If the fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the fund will lose $200 (100 units x loss of $2) increased by transaction costs.

    Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the fund, which could require the fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the portfolio managers' investment judgment about the general direction of interest rates, equity markets, or other economic factors is incorrect, the fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a fund entered into a stock index futures contract in the belief that the prices of the stocks comprising the index would increase, and prices decreased instead, the fund would have both losses in its portfolio securities as well as in its futures positions.

    CFTC regulations require compliance with certain limitations in order to assure that a fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit a fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish that fund's non-hedging futures positions would exceed 5% of that fund's net assets. These limitations apply only to instruments regulated by the CFTC, and may not apply to all of the funds' transactions in futures contracts.

    Each fund will comply with this CFTC requirement, if applicable. In addition, an amount of cash or liquid securities will be maintained by the fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the fund's obligations under the futures contract, or the fund will otherwise "cover" its positions in accordance with applicable policies and regulations.

    The use of futures contracts potentially exposes a fund to the effects of "leveraging," which occurs when futures are used so that the fund's exposure to the market is greater than it would have been if the fund had invested directly in the underlying securities. "Leveraging" increases a fund's potential for both gain and loss.

OPTIONS ON FUTURES CONTRACTS

    The funds may purchase and write options to buy or sell futures contracts in which the funds may invest. These investment strategies may be used for hedging purposes and for non-hedging purposes, subject to applicable law.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by a fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

    A fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the funds in cash or securities in a segregated account. A fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract, (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the funds in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by a fund, the fund will be required to sell the underlying futures contract which, if the fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by a fund is exercised, the fund will be required to purchase the underlying futures contract which, if the fund has covered its obligation through the sale of such contract, will close out its futures position.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a fund writes an option on a futures contract and that option is exercised, the fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and a fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    The funds may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

    The funds may also purchase options on futures contracts for non-hedging purposes, in order to take advantage of projected market advances or declines or changes in interest rates or exchange rates. For example, a fund can buy a call option on a futures contract when the portfolio managers believe that the underlying futures contract will rise. If prices do rise, the fund could exercise the option and acquire the underlying futures contract at the strike price or the fund could offset the long call position with a sale and realize a profit. Or, a fund can sell a call option if the portfolio managers believe that futures prices will decline. If prices decline, the call will likely not be exercised and the fund would profit. However, if the underlying futures contract should rise, the buyer of the option would likely exercise the call against the fund and acquire the underlying futures position at the strike price; the fund's loss in this case could be unlimited.

    The funds' use of options on futures contracts may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements collateralized by securities in which that fund may otherwise invest. Repurchase agreements are agreements by which a fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, a fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the fund could experience a loss. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodian shall have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund.

REVERSE REPURCHASE AGREEMENTS

    Each fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund and the agreement by the fund to repurchase the securities at an agreed-upon price, date and interest payment. When a fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the fund's ability to meet its current obligations or impede investment management if a large portion of the fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the fund could experience a loss.

ETFS OR EXCHANGE TRADED FUNDS

    The funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by a fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

SECURITIES OF NON-U.S. ISSUERS

    Each fund may invest in securities of non-U.S. issuers. Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. securities trading practices, including those involving securities settlement where a fund's assets may be released prior to receipt of payments, may expose the funds to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the funds to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The funds may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

    The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that a fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

    In addition, unanticipated political or social developments may affect the value of a fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investment in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

EURO CONVERSION

    The funds may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). On January 1, 2002, each of the countries participating in EMU adopted the euro as its sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier crossborder mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because each fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the funds may engage in foreign currency exchange transactions as an attempt to protect against uncertainty in the level of future foreign currency exchange rates or as an attempt to enhance performance.

    The funds may enter into foreign currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. A fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies.

    The funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades. A fund may enter into forward contracts for hedging and non-hedging purposes, including transactions entered into for the purposes of profiting from anticipated changes in foreign currency exchange rates.

    Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein.

    When a fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the portfolio managers believe that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell the non-U.S. currency, for a fixed amount of U.S. dollars. If a fund owns securities in that currency, the portfolio managers may enter into a contract to sell the non-U.S. currency in an amount approximating the value of some or all of the fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

    At the maturity of a forward contract, a fund will either deliver the non-U.S. currency, or terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a fund engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date a fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    Where a fund enters into a forward contract with respect to securities it holds denominated in the non-U.S. currency, it is impossible to forecast with precision the market value of a fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for a fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the fund is obligated to deliver.

    When a fund enters into a forward contract for non-hedging purposes, there is a greater potential for profit but also a greater potential for loss. For example, a fund may purchase a given foreign currency through a forward contract if the value of such currency is expected to rise relative to the U.S. dollar or another foreign currency. Conversely, a fund may sell the currency through a forward contract if the value of the currency is expected to decline against the dollar or another foreign currency. The fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase gross income. Where exchange rates do not move in the direction or the extent anticipated, however, the fund may sustain losses which will reduce its gross income. Such transactions should be considered speculative and could involve significant risk of loss.

    When entering into forward contracts, each fund intends to comply with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the fund otherwise covers its position in accordance with applicable regulations and policies.

    Each fund may purchase put options on a currency in an attempt to protect against currency rate fluctuations or to seek to enhance gains. When a fund purchases a put option on a currency, the fund will have the right to sell the currency for a fixed amount in U.S. dollars, or other currency. Conversely, where a rise in the value of one currency is projected against another, the fund may purchase call options on the currency, giving it the right to purchase the currency for a fixed amount of U.S. dollars or another currency. Each fund may purchase put or call options on currencies, even if the fund does not currently hold or intend to purchase securities denominated in such currencies.

    The benefit to the fund from purchases of currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options.

    The funds may write options on currencies for hedging purposes or otherwise in an attempt to achieve their investment objectives. For example, where a fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the fund may be offset by the amount of the premium received. If the expected decline does not occur, the fund may be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A fund could also write call options on a currency, even if it does not own any securities denominated in that currency, in an attempt to enhance gains. In that case, if the expected decline does not occur, the fund would be required to purchase the currency and sell it at a loss, which may not be offset by the premium received. The losses in this case could be unlimited.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. A fund could also write put options on a currency, even if it does not own, or intend to purchase, any securities denominated in that currency. In that case, if the expected increase does not occur, the fund would be required to purchase the currency at a price that is greater than the current exchange rate for the currency, and the losses in this case could exceed the amount of premium received for writing the options, and could be unlimited.

    Options on foreign currencies are traded on U.S. or foreign exchanges or in the over-the-counter market. Each fund may enter into transactions in options on foreign currencies that are traded in the over-the-counter market. These transactions are not afforded the protections provided to traders on organized exchanges or those regulated by the CFTC. In particular, over-the-counter options are not cleared and guaranteed by a clearing corporation, thereby increasing the risk of counterparty default. In addition, there may not be a liquid market on these options, which may prevent a fund from liquidating open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market conditions.

    The purchase and sale of foreign currency options are subject to the risks of the availability of a liquid secondary market and counterparty risk, as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible interventions by governmental authorities and the effects of other political and economic events. In addition, the value of a fund's positions in foreign currency options could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, and (4) imposition of different exercise and settlement terms and procedures and margin requirements than in the United States.

    In addition, because foreign currency transactions occurring in the interbank market generally involve substantially larger amounts than those that may be involved in the use of foreign currency options, the funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets, or other markets used by the funds are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that may not be reflected in the U.S. or other markets used by the funds.

    Put and call options on non-U.S. currencies written by a fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Each fund may engage in proxy hedges and cross hedges. For example, in a proxy hedge, a fund, having purchased a security, would sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold might be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. For example, the fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an attempt to protect against declines in value of the fund's holdings denominated in the currency sold.

    Investing in ADRs and other depository receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. A fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depository receipts.

    Of course, a fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the portfolio managers. It should be realized that under certain circumstances, the funds may not be able to hedge against a decline in the value of a currency, even if the portfolio managers deem it appropriate to try to do so, because doing so would be too costly. Transactions entered into to protect the value of a fund's securities against a decline in the value of a currency (even when successful) do not eliminate fluctuations in the underlying prices of the securities. Additionally, although hedging transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    Investors should also be aware of the increased risk to a fund and its investors when it enters into foreign currency exchange transactions for non-hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which are not offset by increases in the value of a fund's other assets. Although a fund is required to segregate assets or otherwise cover certain types of transactions, this does not protect the fund against risk of loss. Furthermore, the funds' use of foreign currency exchange transactions may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides a fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio managers to be of good standing, and when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the borrower terminates the loan and the fund is forced to liquidate investments in order to return the cash collateral to the buyer. The portfolio managers will make loans only when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the portfolio managers determine to make loans, it is not intended that the value of the securities loaned by a fund would exceed 30% of the market value of its total assets.

WHEN-ISSUED SECURITIES

    Each fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities will occur beyond customary settlement time. It is expected that, under normal circumstances, the applicable fund would take delivery of such securities, but the fund may sell them before the settlement date. In general, the fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. When a fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the funds intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

CONVERTIBLE SECURITIES

    The funds may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

RULE 144A SECURITIES

    Consistent with applicable investment restrictions, each fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, neither fund will invest more than 15% of its net assets (taken at market value) in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the manager or to a subadviser the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    Each fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a fund to sell them promptly at an acceptable price.

BANK OBLIGATIONS

    The funds may invest in bank obligations, i.e., certificates of deposit, time deposits including Eurodollar time deposits, and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER

    Each fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

OTHER INVESTMENT COMPANIES

    Subject to applicable statutory and regulatory limitations, assets of each fund may be invested in shares of other investment companies. Each fund may invest up to 5% of its assets in closed-end investment companies as permitted by applicable law.

SECURITIES RATED BAA OR BBB

    Each fund may purchase securities rated Baa by Moody's or BBB by S&P and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

    Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that Moody's, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

ADDITIONAL DISCLOSURE REGARDING DERIVATIVES

    Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by a fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

    Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, a fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.

    The use of certain derivatives, such as futures, forward contracts, and written options may involve leverage for the funds because they create an obligation, or indebtedness, to someone other than the funds' investors and enable a fund to participate in gains and losses on an amount that exceeds its initial investment. If a fund writes a stock put option, for example, it makes no initial investment, but instead receives a premium in an amount equal to a fraction of the price of the underlying stock. In return, the fund is obligated to purchase the underlying stock at a fixed price, thereby being subject to losses on the full stock price.

    Likewise, if a fund purchases a futures contract, it makes an initial margin payment that is typically a small percentage of the contract's price. However, because of the purchase, the fund will participate in gains or losses on the full contract price.

    Other types of derivatives provide the economic equivalent of leverage because they display heightened price sensitivity to market fluctuations, such as changes in stock prices or interest rates. These derivatives magnify a fund's gain or loss from an investment in much the same way that incurring indebtedness does. For example, if a fund purchases a stock call option, the fund pays a premium in an amount equal to a fraction of the stock price, and in return, the fund participates in gains on the full stock price. If there were no gains, the fund generally would lose the entire initial premium.

    Options, futures contracts, options on futures contracts, forward contracts and swaps may be used alone or in combinations in order to create synthetic exposure to securities in which a fund otherwise invests.

    The use of derivatives may increase the amount of taxable income of a fund and may affect the amount, timing and character of a fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."

ADDITIONAL INFORMATION

    At times, a substantial portion of a fund's assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by the manager and its affiliates, holds all or a major portion. Although the manager generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when it believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default under such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

DEFENSIVE STRATEGIES

    Each fund may, from time to time, take temporary defensive positions that are inconsistent with the fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the funds may invest without limit in high quality money market and other short-term instruments, and may not be pursuing their investment goals.

                         4.  INVESTMENT RESTRICTIONS

    Each fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    A fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the applicable Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage is not considered a violation of policy.

                 5.  PERFORMANCE INFORMATION AND ADVERTISING

    From time to time the funds may advertise their total returns, average annual total returns and before- and after-tax average annual returns in advertisements and/or other types of sales literature and in reports or other communications to shareholders. These figures are computed separately for Class A, Class B, Class L and Class Y shares of a fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the applicable Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of fund shares may be compared with current or historical performance of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including but not limited to: Morning Star, Inc., Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the funds describes the expenses or performance of any class it will also disclose such information for the other classes.

AVERAGE ANNUAL TOTAL RETURN

    A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

         P(1 + T)n = ERV
Where:   P   =   a hypothetical initial payment of $1,000.

         T   =   average annual total return.

         n   =   number of years.

         ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

    In computing total rates of return and yield quotations, all fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment.

    In addition to the fee waivers and expense subsidies described in each Prospectus, the manager may further waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

    Set forth below is the average annual total rate of return information for the Class A, Class B, Class L and Class Y shares of each fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. Prior to January 4, 1999 there were no sales charges on the purchase or sale of the funds' shares. The Class A performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The funds offered Class B shares beginning January 4, 1999 and Class L and Class Y shares beginning September 22, 2000. For periods prior to January 4, 1999 (in the case of Class B shares) and September 22, 2000 (in the case of Class L and Class Y shares although no Class Y shares were outstanding as of October 31, 2002), share performance includes the performance of the fund's Class A shares, adjusted to take into account the deduction of the different sales charges applicable to such Class, rather than the initial sales charge applicable to Class A shares. This blended performance has been adjusted to take into account differences in class specific operating expenses.

    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

                                                                       AVERAGE
                                                                        ANNUAL
                                                                      TOTAL RATE
LARGE CAP GROWTH FUND                                                 OF RETURN
---------------------                                                 ---------
CLASS A
Ten Years Ended October 31, 2002 .....................................    6.81 %
Five Years Ended October 31, 2002 ....................................   (1.77)%
One Year Ended October 31, 2002 ......................................  (21.52)%

CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 2002 .....  (11.33)%
Ten Years Ended October 31, 2002 .....................................     n/a
Five Years Ended October 31, 2002 ....................................     n/a
One Year Ended October 31, 2002 ......................................  (22.05)%

CLASS L
September 22, 2000 (Commencement of Operations) to October 31, 2002 ..  (23.80)%
Ten Years Ended October 31, 2002 .....................................     n/a
Five Years Ended October 31, 2002 ....................................     n/a
One Year Ended October 31, 2002 ......................................  (19.60)%

                                                                       AVERAGE
                                                                        ANNUAL
                                                                      TOTAL RATE
SMALL CAP GROWTH FUND                                                 OF RETURN
---------------------                                                 ---------
CLASS A
June 21, 1995 (Commencement of Operations) to October 31, 2002 .........  9.84 %
Five Years Ended October 31, 2002 ...................................... (3.09)%
One Year Ended October 31, 2002 ........................................(22.43)%

CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 2002 ....... (2.03)%
Five Years Ended October 31, 2002 ......................................   n/a
One Year Ended October 31, 2002 ........................................(23.02)%

CLASS L
September 22, 2000 (Commencement of Operations) to October 31, 2002 ....(24.91)%
Five Years Ended October 31, 2002 ......................................   n/a
One Year Ended October 31, 2002 ........................................(20.55)%

    For advertising and sales purposes, the funds will generally use the performance of Class A shares. Class A shares are sold at net asset value plus a current maximum sales charge of 5.00%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B, Class L or Class Y shares is used for advertising and sales purposes, performance after class inception will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum Contingent Deferred Sales Charge applicable to the Class B and Class L shares is deducted at the times, in the amount, and under the terms stated in the applicable Prospectus. Class B, Class L and Class Y share performance generally would have been different than Class A performance, had the Class B, Class L and Class Y shares been offered for the entire period, because the expenses attributable to Class B, Class L and Class Y shares are different than the expenses attributable to the Class A shares.

AGGREGATE TOTAL RETURN

    The funds' "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

    ERV - P

    Where: P   =  a hypothetical initial payment of $10,000.

           ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10- year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

LARGE CAP GROWTH FUND
AGGREGATE TOTAL RETURN
AS OF OCTOBER 31, 2002
                                                                    SINCE
CLASS OF SHARES    1 YEAR        5 YEARS       10 YEARS          INCEPTION(1)

Class A(2)         (21.52)%       (8.54)%        93.22%             169.01%
Class B(3)         (22.05)%       N/A            N/A               (36.86)%
Class L(4)         (19.60)%       N/A            N/A               (43.60)%
------------
(1) All outstanding shares were designated Class A on January 4, 1999. Class B shares commenced operations on January 4, 1999. Classes L shares commenced operations on September 22, 2000.
(2) The total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the total return for Class A shares for the same period would have been (17.39)%, (3.73)%, 103.39% and 183.17% for the one year, five years, ten years and since inception periods, respectively.
(3) The total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the total return for Class B shares would have been (17.95)% and (35.85)% for the one year and since inception periods, respectively.
(4) The total return figure assumes that the maximum sales charge and maximum applicable Deferred Sales Charge has been deducted from the investment at the time of purchase and redemption, respectively. If these charges had not been deducted, the total return for Class L shares would have been (43.03)% for the since inception period.

SMALL CAP GROWTH FUND
AGGREGATE TOTAL RETURN
AS OF OCTOBER 31, 2002

                                                                   SINCE
CLASS OF SHARES    1 YEAR        5 YEARS       10 YEARS          INCEPTION(1)

Class A(2)         (22.43)%       (14.52)%       N/A                 99.60%
Class B(3)         (23.02)%       N/A            N/A                (7.53)%
Class L(4)         (20.55)%       N/A            N/A               (45.32)%
------------

(1) All outstanding shares were designated Class A on January 4, 1999. Class B shares commenced operations on January 4, 1999. Classes L shares commenced operations on September 22, 2000.

(2) The total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the total return for Class A shares would have been (18.35)%, (10.03)% and 110.11% for the one year, five years and since inception periods, respectively.
(3) The total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the total return for Class B shares would have been (18.97)% and (6.19)% for the one year and since inception periods, respectively.
(4) The total return figure assumes that the maximum sales charge and maximum applicable Deferred Sales Charge has been deducted from the investment at the time of purchase and redemption respectively. If these charges had not been deducted, the average annual total return for Class L shares would have been (44.76)% for the since inception period.

AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS

    From time to time the funds may include after-tax performance information in advertisements. To the extent a fund includes such information, it will be calculated according to the following formulas:

    Average annual total return (after taxes on distributions)

                   ATVD = P(1+T)n
Where:  P          =  a hypothetical initial investment of $1,000.

        T          =  average annual total return (after taxes on
                      distributions).

        n          =  number of years.

        ATV\D/     =  ending value of a hypothetical $1,000 investment
                      made at the beginning of the period, at the end of the 1, 5 or 10 year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

    Average annual total return (after taxes on distributions and sale of fund shares)

                   ATVDR = P(1+T)n
Where:  P          =  a hypothetical initial investment of $1,000.

        T          =  average annual total return (after taxes on
                      distributions and redemption).

        n          =  number of years.

        ATV\D/\R/  =  ending value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

        6.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of each fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading ("business day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and during emergencies. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to the class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value, at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ Stock Market, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the funds. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when a fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for a fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

            7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF
                     FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the funds provide you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of a fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years, and Class Y shares bought under a letter of intent may convert into Class A shares in certain circumatances, each as more fully described below. In addition, shares held in a Salomon Smith Barney Retirement Program may have special exchange rights.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    Each fund receives the entire net asset value of all Class A shares that are sold. The distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------                                                  --------                   ---------                  --------

Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.25%                      4.44%                      3.83%
$50,000 to less than $100,000 ....................           3.75%                      3.90%                      3.38%
$100,000 to less than $250,000 ...................           3.25%                      3.36%                      2.93%
$250,000 to less than $500,000 ...................           2.75%                      2.83%                      2.48%
$500,000 or more but less than $1,000,000                    2.00%                      2.04%                      1.80%
$1,000,000 or more ...............................           --0--*                     --0--*                  up to 1.00%
----------
*  Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales
   Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred
   Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of each fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charge on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.50% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B Service Plan at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares sold by them.

CLASS L SHARES

    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Service agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.

CLASS Y SHARES

    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series, Inc.; (ii) the Bright Start(R) and Scholars Choice(SM) College Savings Program; (iii) a pension, profit-sharing or other benefit plan for employees of Citigroup and its subsidiaries; and (iv) with respect to Small Cap Growth Fund, certain accounts managed by registered investment advisory subsidiaries of Citigroup).

GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with the distributor concerning the fund. In addition, certain investors, including qualified retirement plans which are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of a fund, investors must specify the fund's name and whether the purchase is for Class A, Class B, Class L or Class Y shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the sub-transfer agent are not subject to a maintenance fee.

    Investors in Class A, Class B and Class L shares may open an account in a fund by making an initial investment of at least (i) $1,000 for each account,
(ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(K) plans) and (iv) $1 for Simple IRAs in a fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan, or Uniform Gifts or Transfers to Minor account, (ii) $25 for a Qualified Retirement Plan and
(iii) $1 for a Simple IRA. The minimum initial and subsequent investments required for Systematic Investment Plans are discussed below under "Systematic Investment Plans." There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

    Shares purchased will be held in the shareholder's account by the service agent. Share certificates are only issued upon a written request by the shareholder of record to the sub-transfer agent.

    Purchase orders received by a fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of a fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the funds' distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds' distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the funds, and/or other dealer-sponsored events. From time to time the funds' distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class L shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's brokerage account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the funds or the investor's service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

INITIAL SALES CHARGE WAIVERS

    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with the distributor concerning a fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup;
(f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Copeland Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans offered through the Salomon Smith Barney Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the waiver of the sales charge.

RIGHT OF ACCUMULATION

    Class A shares of a fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional information is available from the funds or the investor's service agent.

LETTER OF INTENT -- CLASS A SHARES

    A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of a fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

LETTER OF INTENT -- CLASS Y SHARES

    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares of Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be converted to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to a fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact your service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charge Shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

YEAR SINCE PURCHASE PAYMENT WAS MADE                    DEFERRED SALES CHARGE
------------------------------------                    ---------------------

1st                                                               5%
2nd                                                               4%
3rd                                                               3%
4th                                                               2%
5th                                                               1%
6th and thereafter                                               None

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributor.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5931/2; (e) involuntary redemptions;
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SALOMON SMITH BARNEY RETIREMENT PROGRAMS

    You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. Each fund offers Class A and Class L shares at net asset value to participating plans under the programs. There are no sales charges when you buy or sell shares.

    For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administration services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

    For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares available is as follows:

    Class A Shares. Class A shares may be purchased by plans investing at least $1 million in any of the Smith Barney funds.

    Class L Shares. Class L shares may be purchased by plans investing less than $1 million in any of the Smith Barney funds. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    Retirement programs opened on or after June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of a fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

    Any participating plan in the Smith Barney 401(k) or the ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund without an initial sales charge. Any Class L shares not exchanged will continue to be subject to the distribution fee.

    Participating plans wishing to acquire shares of a fund through the Smith Barney 401(k) or the ExecChoice(TM) Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact their service agent or the transfer agent.

    For more information, call your service agent or the transfer agent.

REDEMPTION OF SHARES

    General. Each fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to the net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Diversified Large Cap Growth Fund or Smith Barney Small Cap Growth Opportunities Fund (please specify)
  Class A, B, L or Y (please specify)
  c/o PFPC Global Fund Services
  P.O. Box 9699
  Providence, Rhode Island 02940-9699

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or
(iv) the redemption proceeds are transferred to an acount with a different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of a fund.

    Shareholders who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must first deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through a fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or a fund's sub-transfer agent.

    Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided to the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in a fund.)

    Redemptions. Redemption requests of up to $50,000 of any class or classes of a fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued, are not permitted under this program.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Distributions in Kind. If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

    The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

    Class B Exchanges. Class B shares of any fund may be exchanged for other Class B shares without a Deferred Sales Charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the funds, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

    Class A and Class Y Exchanges. Class A and Class Y shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    Neither fund is designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, that fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. Each fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the funds may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemption and Exchange Program" above. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The funds offer their shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class L and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class L shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

INVOLUNTARY REDEMPTIONS OF SHARES

    The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

                                8.  MANAGEMENT

    Each fund is supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Manager. The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires or is otherwise removed. For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                            POSITION HELD              PRINCIPAL OCCUPATION DURING          NUMBER OF PORTFOLIOS IN
                                             AND LENGTH                      PAST 5 YEARS AND                    FUND COMPLEX
NAME AND AGE                               OF TIME SERVED              OTHER BOARD MEMBERSHIPS HELD           OVERSEEN BY TRUSTEE
------------                               --------------              ----------------------------           -------------------
INTERESTED TRUSTEE

R. Jay Gerken*; 51                     Chairman of the Board    Managing Director, SSB (since 1996).                 227
                                       and Trustee since 2002

DISINTERESTED TRUSTEES

Elliott J. Berv; 59                    Trustee since 2001       President and Chief Operations Officer,               35
                                                                Landmark City (real estate development)
                                                                (since 2002); Board Member, American
                                                                Identity Corp. (doing business as Morpheus
                                                                Technologies) (biometric information
                                                                management) (since 2001; consultant since
                                                                1999); Director, Lapoint Industries
                                                                (industrial filter company) (since 2002);
                                                                Executive Vice President and Chief
                                                                Operations Officer, DigiGym Systems (on-
                                                                line personal training systems) (since
                                                                2001); President, Catalyst (consulting)
                                                                (since 1984); Director, Alzheimer's
                                                                Association (New England Chapter) (since
                                                                1998); Chief Executive Officer, Rocket
                                                                City Enterprises (internet concierge
                                                                services) (2000 - 2001).

Donald M. Carlton; 65                  Trustee since 2001       Director, American Electric Power                     30
                                                                (electric utility) (since 1999); Director,
                                                                Valero Energy (petroleum refining) (since
                                                                1999); Consultant, URS Corporation
                                                                (engineering) (since 1999); Director,
                                                                National Instruments Corp. (technology)
                                                                (since 1994); former Chief Executive
                                                                Officer, Radian International L.L.C.
                                                                (engineering) (1969 - 1998); Member of
                                                                Management Committee, Signature Science
                                                                (research and development)
                                                                (since 2000).

A. Benton Cocanougher; 64              Trustee since 2001       Special Advisor to the President, Texas               30
                                                                A&M University (since August 2002); Dean
                                                                Emeritus and Wiley Professor, Texas A&M
                                                                University (since 2001); former Dean and
                                                                Professor of Marketing, College and
                                                                Graduate School of Business of Texas A & M
                                                                University (1987 - 2001); former Director,
                                                                Randall's Food Markets, Inc. (1990 -
                                                                1999); former Director, First American
                                                                Bank and First American Savings Bank (1994-
                                                                1999).

Mark T. Finn; 59                       Trustee since 2001       Adjunct Professor, William & Mary College             35
                                                                (since September 2002); Principal/Member,
                                                                Balvan Partners/Balfour Vantage - Manager
                                                                and General Partner to the Vantage Hedge
                                                                Fund, LP (since March 2002); Chairman and
                                                                Owner, Vantage Consulting Group, Inc.
                                                                (investment advisory and consulting firm)
                                                                (since 1988); former Vice Chairman and
                                                                Chief Operating Officer, Lindner Asset
                                                                Management Company (mutual fund company)
                                                                (1999 - 2001); former President and
                                                                Director, Delta Financial, Inc.
                                                                (investment advisory firm) (1983 - 1999);
                                                                former General Partner and Shareholder,
                                                                Greenwich Ventures LLC (investment
                                                                partnership) (1996 - 2001); former
                                                                President, Secretary, and Owner,
                                                                Phoenix Trading Co. (commodity trading
                                                                advisory firm) (1997 - 2000).

Stephen Randolph Gross; 55             Trustee since 2001       Partner, Capital Investment Advisory                  30
                                                                Partners (consulting) (since January
                                                                2000); Director, United Telesis, Inc.
                                                                (telecommunications) (since 1997);
                                                                Managing Director, Fountainhead Ventures,
                                                                L.L.C. (consulting) (since 1998);
                                                                Director, ebank.com, Inc. (since 1997);
                                                                Director, Andersen Calhoun (assisted
                                                                living) (since 1987); Secretary, Carint
                                                                N.A. (manufacturing) (since 1988); former
                                                                Treasurer, Hank Aaron Enterprises (fast
                                                                food franchise) (1985 - 2001); Chairman,
                                                                Gross, Collins & Cress, P.C. (accounting
                                                                firm) (since 1979); Treasurer, Coventry
                                                                Limited, Inc. (since 1985); former
                                                                Director, Charter Bank, Inc. (1987 -
                                                                1997); former Director, Yu Save, Inc.
                                                                (internet company) (1998 - 2000); former
                                                                Director, Hotpalm.com, Inc. (wireless
                                                                applications) (1998 - 2000); former
                                                                Director, Ikon Ventures, Inc. (1997 -
                                                                1998).

Diana R. Harrington; 62                Trustee since 1992       Professor, Babson College (since 1993);               35
                                                                former Trustee, The Highland Family of
                                                                Funds (investment company) (1997 - 1998).

Susan B. Kerley; 51                    Trustee since 1992       Consultant, Strategic Management Advisors,            35
                                                                LLC, Global Research Associates, Inc.
                                                                (investment consulting) (since 1990);
                                                                Director, Eclipse Funds (currently
                                                                supervises 17 investment companies in fund
                                                                complex) (since 1990).

Alan G. Merten; 61                     Trustee since 2001       President, George Mason University (since             30
                                                                1996); Director, Comshare, Inc.
                                                                (information technology) (since 1985);
                                                                Director, BTG (information technology)
                                                                (since 1996); former Director, Indus
                                                                (information technology) (1995 - 1999).

C. Oscar Morong, Jr.; 67               Trustee since 1991       Managing Director, Morong Capital                     35
                                                                Management (since 1993); former Director,
                                                                Indonesia Fund (closed end fund) (1990 -
                                                                1999); Trustee, Morgan Stanley
                                                                Institutional Fund (currently supervises
                                                                75 investment companies) (since 1993).

R. Richardson Pettit; 60               Trustee since 2001       Professor of Finance, University of                   30
                                                                Houston (1977 - 2002); independent
                                                                consultant (since 1984).

Walter E. Robb, III; 76                Trustee since 2001       Director, John Boyle & Co., Inc.                      35
                                                                (textiles) (since 1999); President,
                                                                Benchmark Consulting Group, Inc. (service
                                                                company) (since 1991); Director, Harbor
                                                                Sweets, Inc. (candy) (since 1990); Sole
                                                                Proprietor, Robb Associates (corporate
                                                                financial advisors) (since 1978);
                                                                Director, W.A. Wilde Co. (direct media
                                                                marketing) (since 1982); Director, Alpha
                                                                Grainger Manufacturing, Inc. (electronics)
                                                                (since 1983); Co-owner, Kedron Design
                                                                (gifts) (since 1978); former Trustee, MFS
                                                                Family of Funds (investment company) (1985
                                                                - 2001); former President and Treasurer,
                                                                Benchmark Advisors, Inc. (corporate
                                                                financial advisors) (1989 - 2000); Harvard
                                                                Club of Boston (audit committee) (since
                                                                2000).

OFFICERS
R. Jay Gerken*, 51                     Chairman, President and  Managing Director, SSB (since 1996).                  N/A
                                       Chief Executive Officer
                                       since 2002

Lewis E. Daidone*; 45                  Chief Administrative     Managing Director, SSB (since 1990); Chief            N/A
                                       Officer and Senior Vice  Financial Officer, Smith Barney Mutual
                                       President since 2000     Funds; Director and Senior Vice President,
                                                                Smith Barney Fund Management LLC and
                                                                Travelers Investment Adviser.

Frances Guggino*; 45                   Controller since 2002    Vice President, Citigroup Asset Management            N/A
                                                                (since 1991).

Andrew Beagley*; 40                    Chief Anti-Money         Director, SSB (since 2000); Director of               N/A
                                       Laundering Compliance    Compliance, North America, Citigroup Asset
                                       Officer since 2002       Management (since 2000); Director of
                                                                Compliance, Europe, the Middle East and
                                                                Africa, Citigroup Asset Management (1999 -
                                                                2000); Compliance Officer, Salomon
                                                                Brothers Asset Management Limited, Smith
                                                                Barney Global Capital Management Inc.,
                                                                Salomon Brothers Asset Management Asia
                                                                Pacific Limited (1997 - 1999).

Marianne Motley*; 43                   Assistant Treasurer      Director, Mutual Fund Administration for              N/A
                                       since 2000               SSB (since 1994).

Robert I. Frenkel*; 48                 Secretary since 2000     Managing Director and General Counsel,                N/A
                                                                Global Mutual Funds for Citigroup Asset
                                                                Management (since 1994).

Thomas C. Mandia*; 40                  Assistant Secretary      Director and Deputy General Counsel,                  N/A
                                       since 2000               Citigroup Asset Management (since 1992).

Rosemary D. Emmens*; 33                Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                1998); Counsel, The Dreyfus Corporation
                                                                (from 1995 to 1998).

Harris Goldblat*; 33                   Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                2000); Associate, Stroock & Stroock &
                                                                Lavan LLP (from 1997 to 2000)

Joseph Volpe*; 40                      Assistant Controller     Vice President, Citigroup Asset Management            N/A
                                       since 2002               (since 1992)

Joseph Genco*; 34                      Assistant Controller     Assistant Vice President Citigroup Asset              N/A
                                       since 2002               Management (since 1997)

    The business affairs of the funds are managed by or under the direction of the Board of Trustees.

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. The Audit Committee met twice during the fiscal year ended October 31, 2002 to review the internal and external accounting procedures of the funds and, among other things, to consider the selection of independent certified public accountants for the funds and to review the independence of the accountants.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the fiscal year ended October 31, 2002. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other portfolios associated with Citigroup supervised by the Trustees as of December 31, 2002:

                                   DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                                                     AGGREGATE RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                        PORTFOLIOS OVERSEEN
                                                                                       BY THE TRUSTEE IN THE
NAME OF TRUSTEE                LARGE CAP GROWTH FUND       SMALL CAP GROWTH FUND           FUND COMPLEX
---------------                ---------------------       ---------------------           ------------
INTERESTED TRUSTEES
R. Jay Gerken                           none                       none                    over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                         none                  $10,001-$50,000             $10,001-$50,000
Donald M. Carlton                       none                       none                   $10,001-$50,000
A Benton Cocanougher                    none                       none                     $1-$10,000
Mark T. Finn                            none                    $1-$10,000                  $1-$10,000
Stephen Randolph Gross                  none                       none                        none
Diana R. Harrington                     none                       none                   $10,001-$50,000
Susan B. Kerley                         none                       none                     $1-$10,000
Alan G. Merten                          none                       none                     $1-$10,000
C. Oscar Morong, Jr.                    none                       none                     $1-$10,000
R. Richardson Pettit                    none                       none                   $10,001-$50,000
Walter E. Robb, III                     none                       none                  $50,001-$100,000


    Neither the disinterested Trustees nor their family members had any interest in the manager, Salomon Smith Barney, and any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney as of December 31, 2002.

    Information regarding compensation paid to the Trustees for the fiscal year ended October 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

    Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, the funds will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE

                                                                             PENSION OR          TOTAL
                                                                             RETIREMENT      COMPENSATION
                                          AGGREGATE          AGGREGATE        BENEFITS      FROM FUNDS AND          NUMBER OF
                                        COMPENSATION       COMPENSATION     PAID AS PART     FUND COMPLEX         PORTFOLIOS IN
                                      FROM LARGE CAP      FROM SMALL CAP       OF FUND          PAID TO           FUND COMPLEX
TRUSTEE                                 GROWTH FUND         GROWTH FUND       EXPENSES         TRUSTEES        SERVED BY TRUSTEE
--------                              ---------------     --------------    ------------    --------------    ---------------------
INTERESTED TRUSTEES
R. Jay Gerken                                $0                 $0              None              $0                   226
Heath B. McLendon(1)                         $0                 $0              None              $0                   N/A

DISINTERESTED TRUSTEES
Elliott J. Berv                             $183                $13             None            $70,000                 35
Donald M. Carlton                           $183                $13             None            $70,000                 30
A. Benton Cocanougher                       $183                $13             None            $70,100                 30
Mark T. Finn                                $183                $13             None            $72,500                 35
Riley C. Gilley(1)                           (1)                (1)              (2)            $30,000                N/A
Stephen Randolph Gross                      $183                $13             None            $72,500                 30
Diana R. Harrington                         $183                $13             None            $72,500                 35
Susan B. Kerley                             $183                $13             None            $72,500                 35
Alan G. Merten                              $183                $13             None            $70,000                 30
C. Oscar Morong, Jr.                        $233                $17             None            $90,500                 35
R. Richardson Pettit                        $183                $13             None            $72,500                 30
Walter E. Robb, III                         $183                $13             None            $72,500                 35
E. Kirby Warren(1)                           (1)                (1)              (2)            $37,500                N/A

(1) Messrs. Kirby Warren and Riley C. Gilley, former Trustees of the Trust, retired as of June 30, 2002. For the period from
    September 1, 2001 to June 30, 2002, Messrs. Warren and Gilley received $37,500 and $30,000, respectively, as compensation from the fund complex. Mr. Heath McLendon resigned as Trustee of the Trust on September 13, 2002. Mr.
    McLendon did not receive any compensation from the Trust for the fiscal year ended October 31, 2002, as he was affiliated with the manager.
(2) Messrs. Warren and Gilley each received $37.96 from the Large Cap Growth Fund and $3.76 from the Small Cap Growth Fund under the Retirement Plan.

    The Trustees of the funds have adopted a Retirement Plan for all Trustees who are not "interested persons" of the funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age
75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. For the fiscal year ended October 31, 2002, Messrs. Gilley and Warren each received $17,500 from the fund complex under the Plan.

    Officers receive no compensation from the funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

    As of February 14, 2003, all Trustees and officers as a group owned less than 1% of the outstanding shares of each fund.

    As of February 14, 2003, the following persons owned of record the amounts indicated of the shares of the Class of the Large Cap Growth Fund:

FUND                                   CLASS           PERCENT                 NAME               ADDRESS
----                                 --------         --------               --------             --------
Large Cap Growth Fund                    L              9.29%      Patrick L. Russell and Dana  554 Willow Run
                                                                   K. Hilliker JTWROS           Lakeland, FL
                                                                                                33813-3600

Large Cap Growth Fund                    L              7.73%      James R. Lochry              1800 Brookside Drive
                                                                                                Roswell, GA
                                                                                                30076-5512

Large Cap Growth Fund                    L              7.09%      Kudchadkar Clinic Retirement P.O. Box 479
                                                                   Trust Dated 7/1/82           Winnsboro, SC
                                                                   Anil Kudchadkar TTEE         29180-0479

    As of February 14, 2003, the following persons owned of record the amounts indicated of the shares of the Class of the Small Cap Growth Fund:

FUND                                   CLASS           PERCENT                 NAME               ADDRESS
----                                 --------         --------               --------             --------
Small Cap Growth Fund                    A             14.10%      Smith Barney Multi Choice    Two Tower Center
                                                                   Trust Smith Barney Corporate P.O. Box 1063
                                                                   Trust Company                East Brunswick, NJ
                                                                                                08816-1063

Small Cap Growth Fund                    B              7.86%      Edward D. Yasko S. Barton    5915 Thorntree Drive
                                                                   Family U/A/D Edward David    San Jose, CA
                                                                   Barton TTEE                  95120-1787
                                                                   03/05/96 Yasuro S. Barton
                                                                   TTEE

Small Cap Growth Fund                    L              6.92%      Eugene J. Dabkowski TTEE     4414 Graydon Drive
                                                                   FBO Eugene J. Dabkowski TrustMiddletown, OH
                                                                   U/A/D 05/22/97               45042-3810

    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

CODE OF ETHICS

    Pursuant to Rule 17j-1 of the 1940 Act, the funds, their investment advisers and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the funds' Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").

MANAGER

    Smith Barney Fund Management LLC acts as the investment manager ("manager") to each of the funds pursuant to a management agreement (the "Management Agreement"). The Management Agreement was recently approved by investors of the funds. Subject to such policies as the Board of Trustees of the fund may determine, the manager manages the securities of and makes investment decisions for each fund. In addition, the manager provides certain administrative services to each fund under the Management Agreement.

    The manager is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly Smith Barney Holdings), which in turn is a wholly-owned subsidiary of Citigroup.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the funds. The Management Agreement provides that the manager may delegate the daily management of the securities of a fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the funds' Trustees or by a vote of a majority of the outstanding voting securities of each such fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the funds with general office facilities and supervises the overall administration of the funds, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the funds' independent contractors and agents; and arranging for the maintenance of books and records of each fund. Trustees, officers, and investors in the funds are, or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the funds.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940
Act) or by a vote of a majority of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the funds, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to each fund. The Board also considered each fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of each fund and its shareholders. The disinterested Trustees were advised by separate independent legal counsel throughout the process.

    The Prospectus for the funds contains a description of the fees payable to the manager for services under the Management Agreement with respect to each fund. The manager may reimburse a fund or waive all or a portion of its management fees.

    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

    The funds use the name "Smith Barney" by agreement with SBFM. If the manager, or its assignee, ceases to serve as the manager of the funds, the funds will change their respective names so as to delete the word "Smith Barney."

    For the fiscal year ended October 31, 2000, and for the period from November 1, 2000 through March 31, 2001, the fees paid to Citibank under prior management agreements with respect to Large Cap Growth Fund were $323,431 and $115,820, respectively, and with respect to Large Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, were $3,944,108, and $1,146,728, respectively. For the period from April 1, 2001 to October 31, 2001, the fees paid to Citi Fund Management Inc. under its Management Agreements with respect to the Large Cap Growth Fund were $96,826, and with respect to the Large Cap Growth Portfolio were $1,313,846. For the period November 1, 2001 to May 12, 2002, the fees paid to Citi Fund Management Inc. under its Management Agreement with respect to the Large Cap Growth Fund were $909,203. For the period May 13, 2002 to October 31, 2002, the fees paid to SBFM under its Management Agreement with respect to the Large Cap Growth Fund were $593,876.

    For the fiscal year ended October 31, 2000, and for the period from November 1, 2000 through March 31, 2001, the fees paid to Citibank under prior management agreements with respect to Small Cap Growth Fund were $110,146 (all of which was voluntarily waived) and $40,455 (all of which was voluntarily waived) respectively, and with respect to Small Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, were $645,332 and $87,931, respectively. For the period from April 1, 2001 to October 31, 2001, the fees paid to Citi Fund Management Inc. under its Management Agreements with respect to the Small Cap Growth Fund were $53,597 (all of which was voluntarily waived) and with respect to the Small Cap Growth Portfolio were $109,152. For the period November 1, 2001 to May 12, 2002, the fees paid to Citi Fund Management Inc. under its Management Agreement with respect to the Small Cap Growth Fund were $0. For the period May 13, 2002 to October 31, 2002, the fees paid to SBFM under its Management Agreement with respect to the Small Cap Growth Fund were $0.

    The manager may retain a sub-administrator.

DISTRIBUTOR

    Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as each fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the funds' Board of Trustees, including a majority of the independent Trustees.

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of a fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    Large Cap Growth Fund
    Class A Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $ 33,000
    2001 ........................................................ $117,000
    2000* ....................................................... $107,572
    *portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $  4,000
    2001 ........................................................ $  1,000
    2000* ....................................................... $      0
    *portion paid to CFBDS

    Small Cap Growth Fund
    Class A Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $ 15,000
    2001 ........................................................ $ 24,000
    2000* ....................................................... $ 17,219
    * portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $  7,000
    2001 ........................................................ $  2,000
    2000* ....................................................... $      0
    * portion paid to CFBDS


DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class B and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    Large Cap Growth Fund
    Class B Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $ 28,000
    2001 ........................................................ $ 47,000
    2000* ....................................................... $ 65,267
    *portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $      0
    2001 ........................................................ $      0
    2000* ....................................................... $      0
    *portion paid to CFBDS

    Small Cap Growth Fund
    Class B Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $   4,000
    2001 ........................................................ $   3,000
    2000* ....................................................... $  15,031
    * portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $   1,000
    2001 ........................................................ $       0
    2000* ....................................................... $       0
    * portion paid to CFBDS

    Class A, Class B and Class L shares of each fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, a fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class L Shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the funds, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The funds also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class L shares also provide that the distributor, and service agents may receive the sales charge paid by Class A and Class L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class L shares provide that the distributor and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class L investors, respectively.

    The Service Plans permit the funds to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the funds will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The funds will pay the fees to the distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the funds. In their annual consideration of the continuation of the Service Plans for each fund, the Trustees will review the Service Plans and the expenses for each fund and each class within a fund separately.

    Each Service Plan also recognizes that various service providers to the funds, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). Each Service Plan requires that the Trust and the distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of a fund at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributor acts as the agent of the Trust in connection with the offering of shares of a fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the distributor under the Distribution Agreement.

    For the period from November 1, 1999 to September 10, 2000, the fees payable to CFBDS, Inc. ("CFBDS") under a prior distribution agreement with respect to Class A shares of Large Cap Growth Fund were $1,210,672. For the period from September 11, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class A shares of Large Cap Growth Fund were $147,674, $798,335 and $590,552, respectively. For the period from November 1, 1999 to September 10, 2000, the fees payable to CFBDS under a prior distribution agreement with respect to Class B shares of Large Cap Growth Fund were $277,371. For the period from September 11, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class B shares of Large Cap Growth Fund were $34,109, $179,060, and $131,992, respectively. For the period from September 22, 2000 to October 31, 2000, and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class L shares of Large Cap Growth Fund were $29, $1,467 and $3,960, respectively. For the period from September 22, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class Y shares of Large Cap Growth Fund were $0, $0 and $0, respectively.

    For the period from November 1, 1999 to September 10, 2000, the fees payable to CFBDS under a prior distribution agreement with respect to Class A shares of Small Cap Growth Fund were $75,517. For the period from September 11, 2000 to October 31, 2000, and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class A shares of Small Cap Growth Fund were $10,661, $61,917 and $52,584, respectively. For the periods from November 1, 1999 to September 10, 2000, the fees payable to CFBDS under a prior distribution agreement with respect to Class B shares of Small Cap Growth Fund were $12,620. For the period from September 11, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class B shares of Small Cap Growth Fund were $2,329, $17,395, and $18,716, respectively. For the period from September 22, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class L shares of Small Cap Growth Fund were $14, $3,657 and $10,102, respectively. For the period from September 22, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class Y shares of Small Cap Growth Fund were $0, $0, and $0, respectively.

    Each Service Plan also recognizes that various service providers to the funds, such as its manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    For the fiscal year ended October 31, 2002, the distributor and/or service agents incurred the following distribution expenses under the Service Plan for each fund:

                                                                                          AMOUNT SPENT
                                       AMOUNTS PAID     COMPENSATION                       ON PRINTING
                                        TO SELECTED       TO SALES       AMOUNT SPENT      AND MAILING     INTEREST
                                          DEALERS         PERSONNEL     ON ADVERTISING    OF PROSPECTUS    EXPENSES      TOTAL
                                      ---------------   -------------   --------------   ---------------  ----------  -------------
LARGE CAP GROWTH FUND                    $85,485         $514,320          $44,748           $31               $0        $644,584

SMALL CAP GROWTH FUND                    $19,705         $ 52,759          $ 9,472           $ 1               $0        $ 81,943

EXPENSES

    In addition to amounts payable under the Management Agreement and the Service Plans, each fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Prospectus for each fund contains more information about the expenses of each fund.

TRANSFER AGENT

    The Trust has entered into a Transfer Agency and Services Agreement pursuant to which Citigroup Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb), an affiliate of Salomon Smith Barney ("CTB"), acts as transfer agent for each fund. Under the Transfer Agency and Service Agreement, CTB maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions payable by the funds. For these services, CTB receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for a fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services ("PFPC"), acts as sub-transfer agent pursuant to an agreement with CTB. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, and distributes dividends and distributions payable by the funds. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of CTB is 125 Broad Street, New York, New York 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940-9699.

CUSTODIAN

    The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for each fund. Among other things, State Street calculates the daily net asset value for the funds. Securities may be held for a fund by a sub-custodian bank approved by the fund's Trustees.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.

COUNSEL

    Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the funds.

                          9.  PORTFOLIO TRANSACTIONS

    The manager trades securities for a fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager or its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by a fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to a fund.

    The management fees that a fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the manager's other clients. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended October 31, 2000 and 2001, the Large Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, paid brokerage commissions of $938,115 and $284,543, respectively. For the fiscal year ended October 31, 2002, the Large Cap Growth Fund paid brokerage commissions of $219,273. For the fiscal years ended October 31, 2000 and 2001, the Small Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, paid brokerage commissions in the amount of $87,704 and $59,120, respectively. For the fiscal year ended October 31, 2002, the Small Cap Growth Fund paid brokerage commissions of $19,259.

    Each fund may from time to time place brokerage transactions with the fund's distributor, Salomon Smith Barney, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    For the fiscal year ended October 31, 2002, the Large Cap Growth Fund and the Small Cap Growth Fund paid $2,885 and $0 in brokerage commissions to affiliated brokers, respectively.

    For each affiliated broker, the tables below set forth the percentage of the Large Cap Growth Fund's aggregate brokerage commissions paid to the broker during the fiscal year ended October 31, 2002, and the percentage of that fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

                                                                                                                 PERCENTAGE OF
                                                                                                               AGGREGATE DOLLAR
                                                                                                                   AMOUNT OF
                                                                                        PERCENTAGE OF       TRANSACTIONS INVOLVING
                                                                                     AGGREGATE BROKERAGE          PAYMENT OF
FUND                                                         NAME OF BROKER            COMMISSIONS PAID           COMMISSIONS
----------------------------------------------------  ----------------------------  ----------------------  -----------------------
Large Cap Growth Fund                                     Salomon Smith Barney          1.3%                        1.8%

    For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

    For the fiscal years ended October 31, 2001 and 2002 the portfolio turnover rates were as follows:

FUND                                                                   2001                    2002
----------------------------------------------------          ----------------------  -----------------------
Large Cap Growth Fund                                                 29%                    29%

Small Cap Growth Fund                                                 21%                    57%

    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of a fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of a fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to a fund, and ownership of fund shares may be disclosed by a fund if so required by law or regulation.

    Each shareholder of a fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of a fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of a fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                               11.  TAX MATTERS

TAXATION OF THE FUNDS

    FEDERAL TAXES. Each fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal or excise taxes generally will be required to be paid by a fund. If any fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by a fund from non-U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle a fund to a reduced rate of tax or an exemption from tax on such income. Each fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine a fund's effective rate of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If a fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If a fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amounts distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of a fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of each fund's ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. Each fund will withhold tax payments at the rate of 30% (or lower treaty rate) on taxable dividends, redemption proceeds and certain other payments that are made to persons who are neither citizens nor residents of the U.S. Distributions received from a fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. Each fund may be required to withhold (and pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax of non-U.S. shareholders.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of a fund or another of the Smith Barney mutual funds, including purchases by exchange or by reinvestment, without payment of a sales charge that would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    OPTIONS, etc. Each fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by each fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. The funds may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by a fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by a fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on a fund. A fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.

                          12.  FINANCIAL STATEMENTS

    The audited Statements of Assets and Liabilities as of October 31, 2002 for Large Cap Growth Fund and Small Cap Growth Fund, and each of their respective Statements of Operations for the year ended October 31, 2002, and each of their respective Statements of Changes in Net Assets and Financial Highlights for the periods presented in the 2002 Annual Reports to Shareholders of the funds, the Notes to Financial Statements of each fund and the Report of Independent Accountants for each fund, each of which is included in the Annual Report to Shareholders of the funds, are incorporated by reference into this Statement of Additional Information. These financial statements and notes thereto have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, on behalf of each fund.

SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTOR
Salomon Smith Barney Inc.
388 Greenwich Street, New York, NY 10013

TRANSFER AGENT
Citigroup Trust Bank, fsb
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699, Providence, RI 02940-9699

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110